U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 10, 2007

The African Diamond Company, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-26211	95-4666270
(Commission File No.)	(IRS Employer Identification No.)

2325 Dulles Corner Blvd., Suite 500
Herndon, VA 20171
(888) 418-2112
(Address and telephone number of principal executive offices and place of business)

277 West 11th Street, Suite 2F
New York, New York 10014
(212) 924-3548
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement

The Registrant has acquired the rights to certain leases involving specific Coal producing land in West Virginia, and entered into a Mining Lease Agreement, dated November 14, 2007, between Charles W. Cox and Carol Nicholson and the Company, for the right to mine 9,776 acres. The Company entered into a second Mining lease Agreement, dated October 31, 2007 between Charles W. Cox, Carol Nicholson and Doris Rolland wherein the Company obtained the right to mine an area of land known as “Birds Creek:” or “Schafer Track,” consisting of 172.95 acres. A third Mining Rights Agreement dated November 14, 2007, Charles W. Cox and Carol Nicholson and the Company, for the right to mine an area of land known as “Pringle Run” consisting of 175 acres. Each agreement provides for the payment of fees and royalties and is for a term of five (5) years.

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

The Registrant has completed the acquisition of a significant amount of assets, as described in item 1.10, above.

Pursuant to the Mining Lease Agreement, dated November 14, 2008, between Charles W. Cox and Carol Nicholson and the Company, for the right to mine 9,776 acres the Registrant is required to make an initial payment of $3.00 per acre, semi annually. The first payment has been made to the owners, then a royalty payment of 6%.

With respect to the Mining Lease Agreement, dated October 31, 2007 between Charles W. Cox, Carol Nicholson and Doris Rolland wherein the Company obtained the right to mine an area of land known as “Birds Creek:” or “Schafer Track,” consisting of 172.95 acres, there is no payment due until mining activity commences then royalty payments of 6%.

With respect to the Mining Lease Agreement, dated Charles W. Cox and Carol Nicholson and the Company, for the right to mine an area of land known as “Pringle Run” consisting of 175 acres, a one time fee of Five Thousand Dollars ($5,000), plus royalty payments of 6%.

Section 5 -- Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

A change of control over the Registrant occurred on October 10, 2007, when Gabriel Abensur, became the majority shareholder with the issuance of 25,000,000 shares of common stock of the Registrant, with the authorization of the Board of Directors on October 10, 2007. The shares were issued to Mr. Abensur as compensation for his work on negotiating and obtaining the Mining Rights Leases which were acquired by the Company from Mr. Abensur.

The Registrant entered into an Employment Agreement with Mr. Abensur.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective October 10, 2007, the following Director and Officer resigned from the Board of Directors and/or Principal Officers of the registrant.

Simon Thurlow  Sole Executive Officer and Sole Director

The Director resigning has stated in his resignation letter that his resignation does not in any way imply or infer that there is any dispute or disagreement relating to the Company’s operations, policies or practices.

Each resigning Director will be provided a copy of his disclosure, no less that the day the Registrant is filing the disclosure with the Commission. Each Director will be given an opportunity to furnish the Registrant a letter or response, that he agrees with the statements made by the Registrant in this Section 5.02, and if not, stating the respects in which he does not agree.

The following table sets forth as of October 10, 2007, the name, age, and position of each executive officer and director and the term of office of each director of the Company.

Name Gabriel Abensur	Age 37	Position Sole Executive Officer and Sole Director

From 2003 - 2006 he was the Director of Meadowbrook Company Services. A Tax consultancy and company management firm, where he was in charge of company management s reporting to and with directly to the Managing director. Dealt with all client requests, offshore structures, mortgages, bank accounts, purchase of property for the clients to the setting up of physical businesses in and around Europe. Meadowbrook was part of a group of companies one of which was heavily involved in marketing products around Spain and UK. Since 2007, he has been working in putting together the transaction involving The African Diamond Company, Inc.

Except as indicated below, to the knowledge of management, during the past five years, no present or former director, or executive officer of the Company:

(1) filed a petition under the federal bankruptcy laws or any state insolvency law, nor had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2) was convicted in a criminal proceeding or named subject of a pending criminal proceeding (excluding traffic violations and other minor defenses);

(3) was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting, the following activities:

(i) acting as a future commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, associated person of any of the foregoing, or as an investment advisor, underwriter, broker or dealer in securities, or as an affiliate person, director or employee of any investment company or engaging in or continuing any conduct or practice in connection with such activity;

(ii) engaging in any type of business practice; or

(iii) engaging in any activity in connection with the purchased or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

(4) was the subject of any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any federal or state authority barring, suspending, or other wise limiting for more than 60 days the right of such person to engage in any activity described above under this Item, or to be associated with persons engaged in any such activity;

(5) was found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Securities and Exchange Commission has not been subsequently reversed, suspended, or vacated.

(6) was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

Section 8 - Other Events

Item 8.01 Other Events

The Registrant has relocated the offices of its Corporate/Executive Offices from 277 West 11th Street, Suite 2F, New York, New York 10014, to the following address:

2325 Dulles Corner Blvd.
Suite 500
Herndon, VA 20171
888.418.2112

Section 9 -- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

To be filed by Amendment

(b)	Pro Forma financial information

To be filed by Amendment

(c)	Exhibits

Exhibit 17.1 Letter of Resignation of Simon Thurlow
Exhibit 99.1 Employment Agreement of Gabriel Abensur
Exhibit 99.2 Mining Lease Agreements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2008
The African Diamond Company, Inc.
/s/ Gabriel Abensur
By: Gabriel Abensur
Chief Executive Officer, President